Exhibit 10.1

19505 Biscayne Blvd. ● Suite 2350 ● Aventura, FL 33180 ● legal@ascentpartnersllc.com

To:	TG-17, Inc. 18 West 18th Street, 6th Floor New York, NY 10011 Email: Doron.Kempel@ourbond.com

Attention:	Doron Kempel
Chief Executive Officer

January 30, 2026

Re: Amendment No. 5 to Securities Purchase Agreement, dated as of October 27, 2025

Dear Mr. Kempel:

Reference is made to the Securities Purchase Agreement, dated as of October 27, 2025 (as amended and modified to the date hereof, the “Purchase Agreement”; capitalized terms used but not defined herein are used as defined in the Purchase Agreement, including by reference in Schedule I thereof to definitions in other Transaction Documents), by and between TG-17, Inc., a Nevada corporation (together with its successors and permitted assigns, the “Company”), and Ascent Partners Fund LLC, a Delaware limited liability company, as Purchaser (the “Purchaser”).

Subject to the terms and conditions set forth herein, and effective on (i) the date hereof and (ii) the date of payment of all Obligations due on or before, but after giving effect to, the effective date of this amendment (the “Amendment Effective Date”), the following Transaction Documents are hereby amended as follows:

Purchase Agreement

●	Section 2.5 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Additional Closings.

a) First December 2025 Closing. On December 1, 2025 (the “December 2025 Closing Date”), upon the terms and subject to the conditions set forth in Sections 2.5(a) and 2.3, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, for an aggregate purchase price of $300,000, such number of shares of Series D Preferred Stock as set forth in Schedule I. The purchase and sale of such securities shall be consummated on the First December 2025 Closing Date.

(i) Deliveries to the Purchaser. On or prior to the Closing, the Company shall deliver or cause to be delivered to the Purchaser of the following, each dated as of the First December 2025 Closing Date and in form and substance satisfactory to the Purchaser:

(aa) this amendment, duly executed by the Company;

(bb) the Series D Preferred Stock duly issued by the Company, equal to the amount set forth opposite for such Purchaser on Schedule I, registered in the name of such Purchaser;

(cc) Closing Statement, duly executed by the Company;

(dd) legal opinion of counsel to the Company (including local counsel as may be requested by such Purchaser), in form and substance acceptable to such Purchaser;

(ee) Lock-Up Agreements, duly executed by each officer and director of the Company;

(ff) a certificate from each officer of each Company Party with respect to corporate authorization and incumbency, each in form and substance acceptable to such Purchaser, attaching organizational documents, duly-adopted resolutions approving the Transaction Documents and good standing certificates of such Company Party; and

(gg) an additional certificate from the Company, in form and substance acceptable to such Purchaser, certifying as to the occurrence of various Closing conditions.

(ii) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company of the following, each dated as of the First December 2025 Closing Date and in form and substance satisfactory to the Company:

(aa) this amendment, duly executed by the Purchaser;

(bb) an aggregate purchase price of $300,000, in immediately available Dollars, without set off or counterclaim, via wire transfer to an account designated by the Company;

(cc) Lock-Up Agreements, duly executed by the Purchaser; and

(dd) Closing Statement, duly executed by the Purchaser.

The obligations of the parties at the First December 2025 Closing shall be subject to the satisfaction or waiver of the conditions set forth in Sections 2.5(a) and 2.3, and the Company shall make such deliveries and take such actions as are required under Section 2.4 with respect to post-closing items. The First December 2025 Closing may occur remotely by electronic exchange of documentation or at such other place as the parties may mutually agree.

(b) Second December 2025 Closing. On December 12, 2025 (the “Second December 2025 Closing Date”), upon the terms and subject to the conditions set forth in Sections 2.5(b) and 2.3, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, for an aggregate purchase price of $450,000, such number of shares of Series D Preferred Stock as set forth in Schedule I. The purchase and sale of such securities shall be consummated on the Second December 2025 Closing Date.

(i) Deliveries to the Purchaser. On or prior to the Closing, the Company shall deliver or cause to be delivered to the Purchaser of the following, each dated as of the Second December 2025 Closing Date and in form and substance satisfactory to the Purchaser:

(aa) this amendment, duly executed by the Company;

(bb) the Series D Preferred Stock duly issued by the Company, equal to the amount set forth opposite for such Purchaser on Schedule I, registered in the name of such Purchaser;

(cc) Closing Statement, duly executed by the Company;

(dd) legal opinion of counsel to the Company (including local counsel as may be requested by such Purchaser), in form and substance acceptable to such Purchaser;

(ee) a certificate from each officer of each Company Party with respect to corporate authorization and incumbency, each in form and substance acceptable to such Purchaser, attaching organizational documents, duly-adopted resolutions approving the Transaction Documents and good standing certificates of such Company Party;

(ff) an additional certificate from the Company, in form and substance acceptable to such Purchaser, certifying as to the occurrence of various Closing conditions; and

(gg) the COD Amendment.

(ii) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company of the following, each dated as of the Second December 2025 Closing Date and in form and substance satisfactory to the Company:

(aa) this amendment, duly executed by the Purchaser;

(bb) an aggregate purchase price of $450,000, in immediately available Dollars, without set off or counterclaim, via wire transfer to an account designated by the Company; and

(cc) Closing Statement, duly executed by the Purchaser.

The obligations of the parties at the Second December 2025 Closing shall be subject to the satisfaction or waiver of the conditions set forth in Sections 2.5(b) and 2.3, and the Company shall make such deliveries and take such actions as are required under Section 2.4 with respect to post-closing items. The Second December 2025 Closing may occur remotely by electronic exchange of documentation or at such other place as the parties may mutually agree.

(c) Third December 2025 Closing. On December 22, 2025 (the “Third December 2025 Closing Date”), upon the terms and subject to the conditions set forth in Sections 2.5(b) and 2.3, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, for an aggregate purchase price of $300,000, such number of shares of Series D Preferred Stock as set forth in Schedule I. The purchase and sale of such securities shall be consummated on the Third December 2025 Closing Date.

(i) Deliveries to the Purchaser. On or prior to the Closing, the Company shall deliver or cause to be delivered to the Purchaser of the following, each dated as of the Third December 2025 Closing Date and in form and substance satisfactory to the Purchaser:

(aa) this amendment, duly executed by the Company;

(bb) the Series D Preferred Stock duly issued by the Company, equal to the amount set forth opposite for such Purchaser on Schedule I, registered in the name of such Purchaser;

(cc) Closing Statement, duly executed by the Company;

(dd) legal opinion of counsel to the Company (including local counsel as may be requested by such Purchaser), in form and substance acceptable to such Purchaser;

(ee) a certificate from each officer of each Company Party with respect to corporate authorization and incumbency, each in form and substance acceptable to such Purchaser, attaching organizational documents, duly-adopted resolutions approving the Transaction Documents and good standing certificates of such Company Party; and

(ff) an additional certificate from the Company, in form and substance acceptable to such Purchaser, certifying as to the occurrence of various Closing conditions;

(gg) the COD Amendment.

(ii) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company of the following, each dated as of the Third December 2025 Closing Date and in form and substance satisfactory to the Company:

(aa) this amendment, duly executed by the Purchaser;

(bb) an aggregate purchase price of $300,000, in immediately available Dollars, without set off or counterclaim, via wire transfer to an account designated by the Company; and

(cc) Closing Statement, duly executed by the Purchaser.

The obligations of the parties at the Third December 2025 Closing shall be subject to the satisfaction or waiver of the conditions set forth in Sections 2.5(c) and 2.3, and the Company shall make such deliveries and take such actions as are required under Section 2.4 with respect to post-closing items. The Third December 2025 Closing may occur remotely by electronic exchange of documentation or at such other place as the parties may mutually agree.

(d) January 2026 Closing. On January 12, 2026 (the “January 2026 Closing Date”), upon the terms and subject to the conditions set forth in Sections 2.5(d) and 2.3, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, for an aggregate purchase price of $850,000, such number of shares of Series D Preferred Stock as set forth in Schedule I. The purchase and sale of such securities shall be consummated on the Fourth January 2026 Closing Date.

(i) Deliveries to the Purchaser. On or prior to the Closing, and within one (1) Business Day after the January 2026 Closing Date for (gg) below, the Company shall deliver or cause to be delivered to the Purchaser of the following, each dated as of the Fourth January 2026 Closing Date and in form and substance satisfactory to the Purchaser:

(aa) this amendment, duly executed by the Company;

(bb) the Series D Preferred Stock duly issued by the Company, equal to the amount set forth opposite for such Purchaser on Schedule I, registered in the name of such Purchaser;

(cc) Closing Statement, duly executed by the Company;

(dd) legal opinion of counsel to the Company (including local counsel as may be requested by such Purchaser), in form and substance acceptable to such Purchaser;

(ee) a certificate from each officer of each Company Party with respect to corporate authorization and incumbency, each in form and substance acceptable to such Purchaser, attaching organizational documents, duly-adopted resolutions approving the Transaction Documents and good standing certificates of such Company Party;

(ff) an additional certificate from the Company, in form and substance acceptable to such Purchaser, certifying as to the occurrence of various Closing conditions;

(gg) the COD Amendment; and

(hh) a pledge agreement, dated January 12, 2025, duly executed by Prodactive II LLC, a Delaware limited liability company” and the Purchaser.

(ii) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company of the following, each dated as of the Fourth January 2026 Closing Date and in form and substance satisfactory to the Company:

(aa) this amendment, duly executed by the Purchaser;

(bb) an aggregate purchase price of $850,000, in immediately available Dollars, without set off or counterclaim, via wire transfer to an account designated by the Company; and

(cc) Closing Statement, duly executed by the Purchaser.

The obligations of the parties at the Fourth January 2026 Closing shall be subject to the satisfaction or waiver of the conditions set forth in Sections 2.5(d) and 2.3, and the Company shall make such deliveries and take such actions as are required under Section 2.4 with respect to post-closing items. The Fourth January 2026 Closing may occur remotely by electronic exchange of documentation or at such other place as the parties may mutually agree.

(e) Second January 2026 Closing. On January 30, 2026 (the “Second January 2026 Closing Date”), upon the terms and subject to the conditions set forth in Sections 2.5(d) and 2.3, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, for an aggregate purchase price of $1,200,000, such number of shares of Series D Preferred Stock as set forth in Schedule I. The purchase and sale of such securities shall be consummated on the Second January 2026 Closing Date.

(i) Deliveries to the Purchaser. On or prior to the Closing, and within one (1) Business Day after the Second January 2026 Closing Date for (gg) below, the Company shall deliver or cause to be delivered to the Purchaser of the following, each dated as of the Second January 2026 Closing Date and in form and substance satisfactory to the Purchaser:

(aa) this amendment, duly executed by the Company;

(bb) the Series D Preferred Stock duly issued by the Company, equal to the amount set forth opposite for such Purchaser on Schedule I, registered in the name of such Purchaser;

(cc) Closing Statement, duly executed by the Company;

(dd) legal opinion of counsel to the Company (including local counsel as may be requested by such Purchaser), in form and substance acceptable to such Purchaser;

(ee) a certificate from each officer of each Company Party with respect to corporate authorization and incumbency, each in form and substance acceptable to such Purchaser, attaching organizational documents, duly-adopted resolutions approving the Transaction Documents and good standing certificates of such Company Party;

(ff) an additional certificate from the Company, in form and substance acceptable to such Purchaser, certifying as to the occurrence of various Closing conditions; and

(ii) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company of the following, each dated as of the Second January 2026 Closing Date and in form and substance satisfactory to the Company:

(aa) this amendment, duly executed by the Purchaser;

(bb) an aggregate purchase price of $1,200,000, in immediately available Dollars, without set off or counterclaim, via wire transfer to an account designated by the Company; and

(cc) Closing Statement, duly executed by the Purchaser.

The obligations of the parties at the Second January 2026 Closing shall be subject to the satisfaction or waiver of the conditions set forth in Sections 2.5(e) and 2.3, and the Company shall make such deliveries and take such actions as are required under Section 2.4 with respect to post-closing items. The Second January 2026 Closing may occur remotely by electronic exchange of documentation or at such other place as the parties may mutually agree. In addition, as a further condition precedent to the Purchaser’s obligations at the Second January 2026 Closing, the Initial Registration Statement (as defined in the Registration Rights Agreement) registering for resale the Registrable Securities issuable upon conversion of the Series D Preferred Stock to be issued at such Closing shall have been declared effective by the SEC on or prior to the Second January 2026 Closing Date, and no stop order suspending the effectiveness of such Registration Statement shall have been issued by the SEC or be threatened in writing by the SEC. The foregoing condition is for the sole benefit of the Purchaser and may be waived in whole or in part by the Purchaser in its sole discretion.

(f) Direct Listing Closing. On the date of the Direct Listing (the “Direct Listing Closing Date”), upon the terms and subject to the conditions set forth in Sections 2.5(c) and 2.3, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, for an aggregate purchase price of $900,000, such number of shares of Series D Preferred Stock as set forth in Schedule I. The purchase and sale of such securities shall be consummated substantially concurrently with the Direct Listing.

(i) Deliveries to the Purchaser. On or prior to the Closing, the Company shall deliver or cause to be delivered to the Purchaser of the following, each dated as of the Direct Listing Closing Date and in form and substance satisfactory to the Purchaser:

(aa) escrow agreement, duly executed by the Company;

(bb) the Series D Preferred Stock duly issued by the Company, equal to the amount set forth opposite for such Purchaser on Schedule I, registered in the name of such Purchaser;

(cc) Closing Statement, duly executed by the Company;

(dd) legal opinion of counsel to the Company (including local counsel as may be requested by such Purchaser), in form and substance acceptable to such Purchaser;

(ee) a certificate from each officer of each Company Party with respect to corporate authorization and incumbency, each in form and substance acceptable to such Purchaser, attaching organizational documents, duly-adopted resolutions approving the Transaction Documents and good standing certificates of such Company Party; and

(ff) an additional certificate from the Company, in form and substance acceptable to such Purchaser, certifying as to the occurrence of various Closing conditions.

(ii) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company of the following, each dated as of the Direct Listing Closing Date and in form and substance satisfactory to the Company:

(aa) escrow agreement, duly executed by the Purchaser and by the counsel to Purchaser;

(bb) an aggregate purchase price of $900,000, in immediately available Dollars, without set off or counterclaim, via wire transfer to an account designated by the Company; and

(cc) Closing Statement, duly executed by the Purchaser.

The obligations of the parties at the Direct Listing Closing shall be subject to the satisfaction or waiver of the conditions set forth in Sections 2.5(f) and 2.3, and the Company shall make such deliveries and take such actions as are required under Section 2.4 with respect to post-closing items. The Direct Listing Closing may occur remotely by electronic exchange of documentation or at such other place as the parties may mutually agree.

(f) General Provisions. Each Additional Closing shall be deemed a “Closing” for all purposes of this Agreement and the other Transaction Documents, and all representations, warranties, covenants, and agreements of the Company and the Purchaser contained herein and therein shall be true and correct as of each such Closing Date (unless expressly made as of an earlier date). The Company shall update Schedule I as necessary to reflect the Purchased Securities and Purchase Price applicable to each Closing. The parties acknowledge and agree that the obligations of the Purchaser to purchase, and the Company to sell, the Purchased Securities at each Closing are several and not joint, and the failure to consummate any Closing shall not affect the obligations of the parties with respect to any other Closing.**

●	Schedule I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

SCHEDULE I

Closing	Purchaser	Shares of Series D Preferred Stock	Warrants	Series D Preferred Stock and Warrants Purchase Price
Initial Closing	Ascent Partners Fund LLC	109,891	25,000,000	$1,000,000
First December 2025 Closing	Ascent Partners Fund LLC	32,967	-	$300,000
Second December 2025 Closing	Ascent Partners Fund LLC	49,451	-	$450,000
Third December 2025 Closing	Ascent Partners Fund LLC	32,967	-	$300,000
January 2026 Closing	Ascent Partners Fund LLC	93,407	-	$850,000
Second January 2026 Closing	Ascent Partners Fund LLC	131,867	-	$1,200,000
Direct Listing Closing	Ascent Partners Fund LLC	98,901	-	$900,000

This amendment is a Transaction Document and is limited as written.

As of the date first written above, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Purchase Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall refer to the Purchase Agreement as modified thereby, and the provisions in this amendment amending the Purchase Agreement shall be read together and construed as a single agreement with the Purchase Agreement. The execution, delivery and effectiveness of this amendment shall not, except as expressly provided herein, (A) waive or modify any Default or Event of Default (whether or not existing on the date hereof), right, power or remedy under, or any other provision of, any Transaction Document (in each case, other than any failure to comply with any provision of a Transaction Document amended hereby that would not have been a failure if such Transaction Document had been amended as provided herein prior to the date hereof) or (B) commit or otherwise obligate the Purchaser to enter into or consider entering into any other consent, waiver or modification of any Transaction Document or make any further purchases or other advances pursuant to any Transaction Documents.

Each Company Party hereby agrees that it continues to guaranty, jointly and severally, absolutely, unconditionally and irrevocably, pursuant to the Guaranty, as primary obligor and not merely as surety, the full and punctual payment when due of the Obligations of any other Company Party owing under the Transaction Document as modified hereby (subject to the limitations set forth in the Guaranty) and that the terms hereof shall not affect in any way its obligations and liabilities, as expressly modified hereby, under the Transaction Documents. Each Company Party hereby reaffirms (a) all of its obligations and liabilities under the Transaction Documents as modified hereby, and agrees that such obligations and liabilities shall remain in full force and effect and (b) all Liens granted under the Transaction Documents, and agrees that such Liens shall continue to secure the Obligations.

In further consideration for the execution of this amendment by the Purchaser and without limiting any rights or remedies the Purchaser or any Purchaser Parties may have, each Company Party hereby releases each of the Purchaser and the Purchaser Parties (each a “Releasee” and, collectively, the “Releasees”) against any and all claims and from any other Losses of any Company Party or any Subsidiary thereof, whether or not relating to any Transaction Document, any obligation or liability owing thereunder, any asset of any Company Party or any of their Subsidiaries or Affiliates, or any legal relationship that exists or may exist between any Releasee and any Company Party or any Subsidiary of any Company Party. Each Company Party, each for itself and for its Subsidiaries, acknowledges and agrees that it or its Subsidiaries may discover information later that could have affected materially their willingness to agree to the release in this paragraph and that neither such possibility, which it took into account when executing this amendment, nor such discovery, as to which it expressly assumes the risk, shall affect the effectiveness of the release in this paragraph, and waives the benefit of any legal requirement that may provide otherwise.

As a Transaction Document, this amendment is subject to various interpretative and miscellaneous sections set forth in the Purchase Agreement and other Transaction Documents that apply expressly to all Transaction Documents, located principally Article VI (Miscellaneous) of the Purchase Agreement (but also, without limitation, in Section 4.14 (Indemnification of each Purchaser Party) thereof), including Section 6.2 (Fees and Expenses) thereof (which provides, without limitation, reimbursement to the Purchaser Parties for fees, costs and expenses of negotiation, preparation, execution and signing of this amendment or otherwise relating to this amendment or the transactions contemplated herein) and Sections 6.3(a) (Entire Agreement), 6.3(b) (Amendments), 6.3(c) (Beneficiary, Successors and Assigns), 6.3(d) (No Implied Waivers or Notice Rights), 6.3(e) (Counterparts), 6.3(f) (Electronic Signatures), 6.4 (Notices), 6.7 (Severability) and 6.15 (Interpretation) (containing various interpretative provisions and additional definitions) thereof. In addition, without limitation, (a) Section 6.6 (Governing Law; Courts) thereof provides that this amendment shall be governed by and construed in accordance with the laws of the State of Delaware and that Proceedings in respect hereto shall be brought exclusively in the Delaware state courts sitting in Wilmington, DE or the federal courts for the District of Delaware sitting in Wilmington, DE (subject to certain exceptions for enforcement Proceedings brought by the Purchaser or any Purchaser Party) and (b) in Section 6.16 (Waiver of Jury Trial and Certain Other Rights), the parties thereto (which include the parties hereto) thereby irrevocably and unconditionally waived, to the fullest extent permitted by applicable Regulations, any right that they may have to trial by jury of any claim or cause of action or in any Proceeding, directly or indirectly based upon or arising out of, under or in connection with, this amendment or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). The parties hereto hereby reaffirm all of these and all other provisions of the Transaction Documents applying to the Transaction Documents as applying to this amendment, all of which are hereby incorporated herein by reference. If the Amendment Effective Date has not occurred within two Business Days after the date hereof, the Purchaser may, in its sole discretion upon notice to the Company, elect to terminate this amendment, at which point this amendment will be of no further force and effect.

[Signature Pages Follow]

This amendment may be executed in counterparts, which may be effectively transmitted by fax or e-mail (in each case return receipt requested and obtained) and which, together, shall constitute one and the same instrument.

Very truly yours,
ASCENT PARTNERS FUND LLC, as Purchaser

By:
Name:	Mikhail Gurevich
Title:	Authorized Person

Accepted and Agreed

As of the Date First Written Above:

TG-17, Inc.,
as Company

By:
Name:	Doron Kempel
Title:	Chief Executive Officer

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